                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     /X/ Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                     Sunshine Mining and Refining Company
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

[SUNSHINE MINING & REFINING COMPANY LETTERHEAD]


     TO:        Common Stockholders                     DATE:   April 10, 1996

     SUBJECT:   Special Meeting of Stockholders
                Adjourned to April 17, 1996

     ===========================================================================

     Our records indicate that you hold a large number of Common shares of Sunshine Mining and Refining Company. If you did not return your proxy for the Special Meeting of Stockholders held on March 29, 1996, you have another opportunity to do so at this time. The Proposal before the meeting involved approval of a transaction which would eliminate the Company's Preferred Stock. The Preferred Stockholders, as a class, approved the proposal; however, less than a majority of outstanding shares of Common Stock were available to vote at the Meeting. As a result, the Meeting was adjourned with respect to the Common Stock until April 17, 1996.

     The transaction being voted upon is extremely important to you and to the Company because it:

        * eliminates the Preferred Stock in a manner which is less dilutive to the Common Stock than the redemption alternative available under the terms of the Preferred Stock:

        * eliminates the $10.5 million annual Preferred Stock dividend charge, and improves the Common Stock book value;

        * enables the Company to meet continued listing standards with the New York Stock Exchange.

                           YOUR VOTE IS IMPORTANT!!

     In most cases, you may vote by calling your broker with your instructions OR by returning the proxy card recently mailed to you. If voting by mail, please allow ample time (at least 5 days) for your proxy to be received and voted at the Meeting.

            For additional information or proxy materials, please call:

                                  (800) 747-2967



     Information Agents are available to respond to your questions or assist you with voting your proxy.


                                            SUNSHINE MINING & REFINING COMPANY

[SUNSHINE MINING & REFINING COMPANY LETTERHEAD]



     TO:         Common Stockholders                    DATE:   April 10, 1996


     SUBJECT:    Special Meeting of Stockholders
                 Adjourned to April 17, 1996

     ===========================================================================

     Our records indicate that you hold a large number of Common shares of Sunshine Mining and Refining Company which were not voted at the Special Meeting of Stockholders held on March 29, 1996. The Proposal before the meeting involved approval of a transaction which would eliminate the Company's Preferred Stock. The Preferred Stockholders, as a class, approved the proposal; however, less than a majority of outstanding shares of Common Stock were available to vote at the Meeting. As a result, the Meeting was adjourned with respect to the Common shares until April 17, 1996.

     The transaction being voted upon is extremely important to you and to the Company because it:

               * eliminates the Preferred Stock in a manner which is less dilutive to the Common Stock than the redemption alternative available under the terms of the Preferred Stock;

               * eliminates the $10.5 million annual Preferred Stock dividend charge, and improves the Common Stock book value;

               * enables the Company to meet continued listing standards with the New York Stock Exchange.


                             YOUR VOTE IS IMPORTANT!!

             You may vote by facsimile at the following telephone numbers:


                            (214) 999-9323 or (214) 999-9348

     If voting by mail, please allow ample time (at least 5 days) for your proxy to be received and voted at the Meeting.

              For additional information or proxy materials, please call:

                                     (800) 747-2967

     Information Agents are available to respond to your questions or assist you with voting your proxy.




                                           SUNSHINE MINING & REFINING COMPANY

[SUNSHINE MINING & REFINING COMPANY LETTERHEAD]


     TO:        Common Stockholders                     DATE:   April 10, 1996

     SUBJECT:   Special Meeting of Stockholders
                Adjourned to April 17, 1996

     ===========================================================================

     Our records indicate that you hold a large number of Common shares of Sunshine Mining and Refining Company which were not voted at the Special Meeting of Stockholders held on March 29, 1996. The Proposal before the meeting involved approval of a transaction which would eliminate the Company's Preferred Stock. The Preferred Stockholders, as a class, approved the proposal; however, less than a majority of outstanding shares of Common Stock were available to vote at the Meeting. As a result, the Meeting was adjourned with respect to the Common shares until April 17, 1996.

     The transaction being considered is extremely important to you and to the Company because it:

        * eliminates the Preferred Stock in a manner which is less dilutive to the Common Stock than the redemption alternative available under the terms of the Preferred Stock:

        * eliminates the $10.5 million annual Preferred Stock dividend charge, and improves the Common Stock book value;

        * enables the Company to meet continued listing standards with the New York Stock Exchange.

                           YOUR VOTE IS IMPORTANT!!

                   YOU MAY VOTE ELECTRONICALLY BY CALLING:

                                (800) 454-8683

     If voting by mail, please allow ample time (at least 5 days) for your proxy to be received and voted at the Meeting.

            For additional information or proxy materials, please call:

                                  (800) 747-2967



     Information Agents are available to respond to your questions or assist you with voting your proxy.


                                            SUNSHINE MINING & REFINING COMPANY